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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549


                                    FORM 8-K/A


                     AMENDMENT TO CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) February 27, 1997
                                                        -----------------
                                Cotter & Company
                                ----------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)


        2-20910                                               36-2099896
        -------                                               ----------
(Commission File Number)                   (I.R.S. Employer Identification  No.)

           8600 WEST BRYN MAWR AVENUE, CHICAGO, ILLINOIS 60631-3505
  ---------------------------------------------------------------------------
            (Address of Principal Executive Offices)    (Zip Code)


                                 773-695-5000
                                 ------------
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

        The Registrant hereby reports the results for its fiscal year ended December 28, 1996 set forth in its Financial Statements for such fiscal year, which are attached hereto as Exhibit 20-1.


        The Registrant hereby provides an unaudited pro forma consolidated balance sheet as of December 28, 1996 and an unaudited pro forma consolidated statement of operations for the year then ended, which are attached hereto as
Exhibit 20-2. Such unaudited pro forma consolidated financial information gives effect to the merger of ServiStar Coast to Coast Corporation with and into Cotter & Company.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


        Exhibit 20-1 Registrant's audited Financial Statements for the Fiscal Year ended December 28, 1996.


        Exhibit 20-2 Registrant's unaudited pro forma financial information for the Fiscal Year ended December 28, 1996.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Cotter & Company
                                                     ----------------
                                                        (Registrant)




Date: March 25, 1997                  By /s/ Kerry J. Kirby
                                     ------------------------------
                                            (Signature)
                                     Name: Kerry J. Kirby
                                     Title: Chief Financial Officer


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